First Quarter 2023 Earnings Presentation Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Measures 2 Certain statements in this press release which are not historical in nature are intended to be, and are hereby identified as, “forward-looking statements” for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements about the benefits of the merger of equals (the “Merger”) between Allegiance Bancshares, Inc. and CBTX, Inc. which became effective on October 1, 2022, including future financial performance and operating results, the Company’s plans, business and growth strategies, objectives, expectations and intentions, and other statements that are not historical facts, including projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “could,” “scheduled,” “plans,” “intends,” “projects,” “anticipates,” “expects,” “believes,” “estimates,” “potential,” “would,” or “continue” or negatives of such terms or other comparable terminology. All forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of Stellar to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others: the risk that the cost savings and any revenue synergies from the Merger may not be fully realized or may take longer than anticipated to be realized; disruption to our business as a result of the Merger; the risk that the integration of our operations following the Merger will be materially delayed or will be more costly or difficult than we expected or that we are otherwise unable to successfully integrate our legacy businesses; the amount of the costs, fees, expenses and charges related to the Merger; reputational risk and the reaction of our customers, suppliers, employees or other business partners to the Merger; changes in the interest rate environment, the value of Stellar’s assets and obligations and the availability of capital and liquidity; general competitive, economic, political and market conditions; and other factors that may affect future results of Stellar including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; disruptions to the economy and the U.S. banking system caused by recent bank failures, risks associated with uninsured deposits and responsive measures by federal or state governments or banking regulators, including increases in the cost of our deposit insurance assessments and other actions of the Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation and Texas Department of Banking and legislative and regulatory actions and reforms. Additional factors which could affect the Company’s future results can be found in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at https://www.sec.gov. We disclaim any obligation and do not intend to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. GAAP Reconciliation of Non-GAAP Financial Measures The Company’s management uses certain non-GAAP (generally accepted accounting principles) financial measures to evaluate its performance. The Company believes that these non-GAAP financial measures provide meaningful supplemental information regarding its performance and that management and investors benefit from referring to these non-GAAP financial measures in assessing the Company’s performance and when planning, forecasting, analyzing and comparing past, present and future periods. Specifically, the Company reviews pre-tax, pre-provision income; pre-tax, pre-provision ROAA; adjusted pre-tax, pre-provision income; adjusted pre-tax, pre-provision ROAA; adjusted efficiency ratio; the ratio of tangible equity to tangible assets; net interest margin (tax equivalent) excluding PAA; and loan yield excluding accretion for internal planning and forecasting purposes. The Company has included in this presentation information relating to these non-GAAP financial measures for the applicable periods presented. These non-GAAP measures should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which Stellar calculates the non-GAAP financial measures may differ from that of other companies reporting measures with similar names.

3 (1) Refer to the calculation of this non-GAAP financial measure and a reconciliation to its most directly comparable GAAP financial measure in the appendix. Stellar Bancorp, Inc. - Snapshot Combination of the Houston region’s two largest regionally-focused banks  Combination delivers scale, growth opportunities, and talent depth  Valuable franchise in one of the best markets in the U.S.  Merger-of-equals between CBTX, Inc. and Allegiance Bancshares, Inc. became effective October 1, 2022, with the combined company renamed Stellar Bancorp, Inc. (NASDAQ: STEL)  Strong core earnings power and capital position  Principal banking subsidiary renamed Stellar Bank upon successful system conversion in February March 31, 2023 December 31, 2022 Total assets 10,605$ 10,900$ Total loans 7,886$ 7,755$ Total deposits 8,739$ 9,268$ Total loans to total deposits 90.24% 83.67% Equity to assets 13.64% 12.69% Tangible equity to tangible assets (1) 8.15% 7.24% (Dollars in millions)

Unparalleled Focus on Houston Region Total Assets Houston Region(1) Percent of Company Name ($B) Deposits ($B) Deposits (%) JPMorgan $3,841 $188.0 7.6% Wells Fargo 1,881 34.3 2.4% BofA 3,112 29.7 1.5% Zions 87.8 14.1 17.8% PNC 541 11.9 2.7% Stellar 11.1 9.5 98.1% Frost 51.8 8.4 18.4% Capital One 440 8.0 2.6% Cadence 47.7 7.6 18.9% Prosperity 37.4 6.8 22.6% Allegiance 6.7 5.9 100.0% Woodforest 9.6 5.9 70.4% Comerica 86.9 3.9 5.1% CBTX 4.3 3.6 95.1% Texas Capital 32.3 2.9 11.3% Truist 545 2.9 0.7% 4 Houston Region Market Share(1) Deposits ($B) $34.3 $29.7 $14.1 $11.9 $9.5 $8.4 $8.0 $7.6 $6.8 $5.9 $5.9 $3.9 $3.6 $2.9 $2.9 JPMorgan Wells Fargo BofA Zions PNC Stellar Frost Capital One Cadence Prosperity Allegiance Woodforest Comerica CBTX Texas Capital Truist $188.0 Stell r Allegianc CBT Note: Deposit market share based on FDIC data as of June 30, 2022; Stellar deposits in the Houston Region are combined deposits as of June 30, 2022. (1) Houston Region defined as the Houston-The Woodlands-Sugar Land and Beaumont-Port Arthur MSAs. Source: S&P Capital IQ Pro; Excludes non-retail branches.

5 First Quarter Financial Highlights (1) Refer to the calculation of these non-GAAP financial measures and a reconciliation to their most directly comparable GAAP financial measures in the append. (2) Adjusted results exclude acquisition and merger-related expenses, core deposit intangible amortization, purchase accounting adjustments and gains and losses on the sale of assets. (3) Represents total noninterest expense divided by the sum of net interest income and noninterest income, excluding gains and losses on the sale of assets. (4) Annualized. Key Performance Indicators:  Reported first quarter 2023 net income of $37.1 million, or $0.70 per diluted share, as compared to net income of $2.1 million, or $0.04 per share, for the fourth quarter 2022. The first quarter 2023 and fourth quarter 2022 results reflect significant nonrecurring items related to the Merger.  See slide 6 for additional detail of acquisition and merger-related adjustments.  Strong Core Earnings Power: Return on average assets (“ROAA”) of 1.38% and pre-tax, pre-provision (“PTPP”) ROAA of 1.89%.(1)(4)  Adjusted for merger and nonrecurring adjustments, PTPP ROAA would have been 1.99%.(1)(2)(4)  Strong Net Interest Margin (“NIM”): NIM of 4.80% and NIM excluding purchase accounting adjustments (“PAA”) of 4.38%.(1)  Excellent Core Funding: 44.4% noninterest-bearing deposits, 0.94% cost of deposits and 1.06% cost of funds.  Strong Capital Build: Book value per share increased to $27.14 at March 31, 2023 from $26.12 at December 31, 2022 and tangible book value per share was $15.24(1) and $14.02(1) for those same periods. Equity to assets increased to 13.64% and tangible equity to tangible assets increased to 8.15%(1) at March 31, 2023 fr0m 12.69% and 7.24%(1) at December 31, 2022. Q1 2023 Q4 2022 Actual Adjusted(1) Actual Adjusted(1) (Dollars in thousands) Net interest margin (tax equivalent)(4) 4.80% 4.38% 4.71% 4.38% Pre-tax, pre provision net income $ 50,727 (1) $ 53,469 (2) $ 46,627 (1) $ 52,962 (2) Pre-tax, pre provision ROAA(4) 1.89%(1) 1.99%(2) 1.69%(1) 1.92%(2) Efficiency ratio(3) 58.96% 52.69%(2) 65.14% 53.57%(2)

Core PTPP Earnings Power 6 (1) Adjusted results exclude the impact of acquisition and merger-related expenses, core deposit intangibles amortization, purchase accounting adjustments and gains and losses on sale of assets for the period presented. (2) Non-GAAP financial measure. (3) Annualized. After excluding merger-related expenses, nonrecurring and non-cash merger accounting items, PTPP earnings power is Stellar Net income 37,148$ 2,052$ (+) Provision for credit losses 3,666 44,793 (+) Provision for income taxes 9,913 (218) Pre-tax, pre-provision income 50,727$ 46,627$ Pre-tax, pre provision ROAA(1) 1.89% 1.69% (+) Acquisition and merger-related expenses 6,165$ 11,469$ (+) Core deposit intangibles amortization 6,879 7,051 (-) Purchase accounting adjustments 10,104 8,160 (-) Net gain on sale of assets 198 4,025 Adjusted pre-tax, pre-provision income(2) 53,469$ 52,962$ Adjusted pre-tax, pre provision ROAA(1)(2)(3) 1.99% 1.92% (Dollars in thousands) 1Q 2023 4Q 2022

7 Strong Liquidity Profile(1) Stellar is well-positioned to manage through current environment Sources of Liquidity Sources of Liquidity Estimated Uninsured Deposits (1) As of March 31, 2023. (2) Brokered deposit capacity is governed by internal policy limits. (Dollars in millions) Cash 263$ Unpledged securities 412 Total on-balance sheet 675 FHLB available capacity 2,838 Discount window available capacity 950 Total immediate available liquidity 4,463 Available brokered deposit capacity(2) 1,576 Total available liquidity 6,039$ Amount % of Total Deposits (Dollars in millions) Total deposits 8,739$ Estimated uninsured deposits 5,000 Less: collateralized municipal deposits (939) Estimated uninsured, net of collateralized deposits 4,061$ 46.4% Amount 109.9% 148.7% Immediate available liquidity coverage of estimated uninsured deposits, net of collateralized deposits Total available liquidity coverage of estimated uninsured deposits, net of collateralized deposits

First Quarter Deposit Summary 8 Deposit Mix Deposits (in millions) Maintaining Discipline Navigating Competitive Deposit Market As of March 31, 2023: • Retained favorable mix: 44.4% noninterest bearing deposits • Estimated uninsured deposits, net of collateralized municipal deposits: 46.4% • Average account size of $81 thousand, excluding municipal deposits • 55.3% of deposits of our non-CD deposit base has been with us more than 5 years • 90.2% loan to deposit ratio • Brokered deposits increased from $72.5 million to $203.4 million from December 31, 2022 to March 31, 2023 . (1) NIB 44.4% IB Demand 16.0% MMDA & Sav. 27.4% CD's 12.2% Q1 2023 Q4 2022 Noninterest-bearing ("NIB") 3,877,859$ 4,230,169$ Interest-bearing demand ("IB") 1,394,244 1,591,828 Money market and savings ("Sav & MMDA") 2,401,840 2,575,923 Certificates and other time ("CDs") 1,064,932 869,712 Total deposits 8,738,875$ 9,267,632$ Cost of deposits 0.94% 0.62% Cost of interest-bearing deposits 1.73% 1.13% (Dollars in thousands)

First Quarter Loan Summary 9 (1) Refer to the calculation of these non-GAAP financial measures and a reconciliation to their most directly comparable GAAP financial measures in the appendix. . Loan Portfolio Composition Quality Loan Portfolio • 55.4% of Commercial Real Estate (“CRE”) exposure is owner- occupied and the average funded loan size in the CRE portfolio was approximately $1.09 million • Construction & Development (“C&D”): $1.3 billion with average loan size of $746 thousand • $294.8 million, or 22.2% of C&D portfolio was 1-4 family • $261.3 million, or 19.7% of C&D portfolio to be owner- occupied (“OO”) (1) (1) 1-4 Fam. 12.8% C&D 16.8% Multi. 5.4% CRE 22.0% OO CRE 23.4% C&I 19.0% Other 0.6% Average Yield / Rate Excl. PAA(1) Average Yield / Rate Excl. PAA(1) Interest-Earning Assets: Loans 7,847,011$ 125,729$ 6.50% 5.98% 7,666,502$ 116,145$ 6.01% 5.59% Securities 1,604,011 10,915 2.76% 1,795,082 12,891 2.85% Deposits in other financial institutions 364,781 3,771 4.19% 354,117 2,933 3.29% Total interest-earning assets 9,815,803$ 140,415$ 5.80% 5.38% 9,815,701$ 131,969$ 5.33% 5.00% (Dollars in thousands) Q1 2023 Q4 2022 Average Outstanding Balance Interest Earned / Interest Paid Average Outstanding Balance Interest Earned / Interest Paid

First Quarter Asset Quality Summary 10 Nonperforming Loans by Type (1) Combined represents the simple addition of legacy balances for 2022; estimated. Nonperforming assets decreased and net charge-offs were minimal in Q1 Allowance for credit losses on loans: • As of March 31, 2023, was $96.2 million, or 1.22% of total loans, compared to $93.2 million, or 1.20% of total loans, as of December 31, 2022 Allowance for credit losses on loans to nonperforming loans: • As of March 31, 2023, was 221.56% compared to 206.85% as of December 31, 2022 C&I 53.7% CRE 20.8% 1-4 Family 24.4% Other 1.1% Nonaccrual Loans with No Related Allowance Nonaccrual Loans with Related Allowance Total Nonaccrual Loans Commercial and industrial 1,590$ 21,739$ 23,329$ Commercial real estate (including multi-family residential) 6,438 2,588 9,026 Commercial real estate construction and land development 27 — 27 1-4 family residential (including home equity) 4,464 6,122 10,586 Residential construction 195 — 195 Consumer and other 70 180 250 12,784$ 30,629$ 43,413$ (Dollars in thousands) Q1 2023 Q4 2022 Total nonperforming loans 43,413$ 45,048$ Nonperforming loans to total loans 0.55% 0.58% Total nonperforming assets 43,537$ 45,048$ Nonperforming assets to total assets 0.41% 0.41% Net charge-offs 192$ 5,707$ Net charge-offs to average loans (annualized) 0.01% 0.30% (Dollars in thousands)

Regulatory Capital Ratios 11 (1) Estimated. (2) Refer to the calculation of this non-GAAP financial measure and a reconciliation to its most directly comparable GAAP financial measure in the appendix. Minimum Required Plus Capital Convservation Buffer Bank Capital Ratios Total Capital Ratio 12.42% 12.02% 10.50% CET1 Ratio 10.87% 10.46% 7.00% Tier 1 Capital Ratio 10.87% 10.46% 8.50% Tier 1 Leverage Ratio 9.35% 8.81% 4.00% Consolidated Capital Ratios Total Capital Ratio 12.72% 12.39% 10.50% CET1 Ratio 10.39% 10.04% 7.00% Tier 1 Capital Ratio 10.50% 10.15% 8.50% Tier 1 Leverage Ratio 9.01% 8.55% 4.00% Tangible equity to tangible assets (2) 8.15% 7.24% N/A Q1 2023(1) Q4 2022

12 Key Takeaways Excellent core funding profile Merger scale brings strong combined earnings power and franchise value in one of the best markets in the U.S. Key success factor for 2023: Credit performance and risk management Significant financial flexibility Positioned for rapid capital-build

4.8% 4.1% 2.1% Houston MSA Texas USA 34.3 29.7 14.1 11.9 9.5 8.4 8.0 7.6 6.8 JP Morgan Wells Fargo BofA Zions PNC Stellar Frost Capital One Cadence Prosperity Diverse and Strong Markets 13 Houston is Diverse, with Significant Economic TailwindsGreater Houston Market  Houston is the #1 most diverse city in the U.S. based on socioeconomic factors, according to Wallet Hub  26th largest economy in the world – if ranked as a country − 15th largest population in the U.S – if ranked as a state  Port of Houston is the largest Gulf Coast container port, handling 70% of U.S. Gulf Coast container traffic  Houston is home to the Texas Medical Center, which has 10 million annual patient encounters  Business friendly: #3 among U.S. metro areas in Fortune 500 headquarters (24)  Major business clusters in Beaumont-Port Arthur area include chemical and petroleum manufacturing, materials manufacturing and transportation Top 10 Bank by Deposits in Houston Region(1)(2) ($B) 1) Houston Region defined as the Houston-The Woodlands-Sugar Land and Beaumont-Port Arthur MSAs; Excludes non-retail branches. 2) Stellar’s deposits reflect proforma combined deposits $188 Est. Population Growth ’23-’28 Est. Number of Households Growth ’23-’28 5.0% 4.4% 2.4% Houston MSA Texas USA Population Change (’18-’23) Median Household Income (’23) Significant Deposit Share Houston MSA: 5.5% Texas: 5.4% / U.S: 2.4% Houston MSA: $74,325 Texas: $71,347 / U.S: $73,503 Stellar has over $9.5 billion in deposits in the Houston region(1) Houston HQ Bank Source: S&P Capital IQ Pro, Houston.org, Texas Medical Center and Wallet Hub Note: deposit market share based on FDIC data as of June 30, 2022.

Professional and Business Services 17% Government 14% Education and Health Services 13% Leisure and Hospitality 10% Retail Trade 9% Manufacturing 7% Construction 7% Transportation and Utilities 6% Financial Activities 6% Wholesale Trade 5% Other Services 4% Mining and Logging 2% Information 1% 7.4% 5.9% 5.8% 5.6% 5.5% 5.0% 4.9% 4.9% 4.6% 4.3% 3.1% 2.1% 0.6% (0.5)% Mining and Logging Private Education and Health Services Financial Activities Leisure and Hospitality Professional and Business Services Information Wholesale Trade Transportation, Warehousing, and Utilities Government Total Nonfarm Manufacturing Construction Retail Trade Other Services Diversified and Growing Economy 14 1) Data is preliminary as of February 2023, from the U.S. Bureau of Labor Statistics Houston vs. U.S. Job Change by Industry (Feb ‘22 – Feb. ‘23)(1) Diversified Economy by Job Sector(1) Commentary  While Houston remains the Energy Capital of the World, its economy and employment has become much more diversified  Houston's largest job sector, professional and business services, has grown at a significantly faster rate than the U.S.  Houston has the second highest concentration of Fortune 100 companies in the U.S. United States Houston MSA

2.0 3.0 4.0 5.0 6.0 7.0 2.0 2.5 3.0 3.5 2007 2009 2011 2013 2015 2017 2019 2021 2023 Houston’s Resilience and Growth 15  Since the Great Recession, Houston has proven its resiliency, weathering economic cycles and natural disasters − Houston welcomed 2.1 million new residents and created over 870 thousand jobs since 2007 P op u lation (M ) O il Pr ic e D ec lin e G re at R ec es si on Ik e H ar ve y C O V ID -1 9 E m p lo ym en t ( M ) Employment Population1) Data is preliminary as of February 2023, from the U.S. Bureau of Labor Statistics, Texas Workforce Commission

302,570 (300,000) (200,000) (100,000) 0 100,000 200,000 300,000 400,000 H ou st on D al la s N ew Y or k A tl an ta Ph oe ni x M ia m i Ta m pa Se at tl e R iv er si de B os to n D en ve r W as hi ng to n Sa n Fr an ci sc o M in ne ap ol is Ph ila de lp hi a Sa n D ie go B al ti m or e D et ro it Lo s A ng el es C hi ca go Houston’s Growth Projected to Continue 16 Source: S&P Capital IQ Pro as of June 30, 2022; Oxford Economics, December 2022, CBRE Research. 2010-2023 Population Change (%) Houston has the highest projected net migration 20 most populated metros 5.20% 1.35% 0.46% 24.61% 24.45% 19.57% 8.34% New York MSA Los Angeles MSA Chicago MSA Dallas MSA Houston MSA Texas U.S. • Houston has seen tremendous growth over the past ten years, aided by the relocation of multiple Fortune 500 companies • The growth is not expected to stop any time soon either, as it is projected to see the largest net migration compared to the top 30 most populated metros • The continued growth of the Houston metro will strengthen and diversify the greater economy, benefiting the businesses and constituents Houston is projected to add over 302,000 people by net migration in the next 5 years – a 60,500/year average

$92,662 $86,611 $83,193 $81,625 $74,325 $71,347 $73,503 New York MSA Los Angeles MSA Chicago MSA Dallas MSA Houston MSA Texas U.S. $787,500 $978,000 $335,000 $385,000 $330,000 $341,700 $400,528 New York MSA Los Angeles MSA Chicago MSA Dallas MSA Houston MSA Texas U.S. 8.5x 11.3x 4.0x 4.7x 4.4x 4.8x 5.4x New York MSA Los Angeles MSA Chicago MSA Dallas MSA Houston MSA Texas U.S. Housing Market and Cost of Living 17 • Cost of living in Houston is 8.3% less than that of the U.S. market average while the median household income is above the U.S. median • Houston is #2 in U.S. annual new home starts and closing, only behind Dallas 2 0 2 3 M ed ia n H o u se h o ld I n co m e 2 0 2 3 M ed ia n H o m e P ri ce H H I to M ed ia n H o m e P ri ce R at io

Appendix: Non-GAAP Reconciliation(1) 18 (1) See the disclosure under the heading “GAAP Reconciliation of Non-GAAP Financial Measures” on slide 2 regarding the use of non-GAAP financial measures. (2) Annualized. Net income $ 37,148 $ 2,052 (+) Provision for credit losses 3,666 44,793 (+) Provision for income taxes 9,913 (218) Pre-tax, pre-provision Income $ 50,727 $ 46,627 Total average assets $ 10,882,533 $ 10,946,009 Pre-tax, pre-provision return on average assets(2) 1.89% 1.69% Pre-tax, pre-provision income $ 50,727 $ 46,627 (+) Acquisition and merger-related expenses 6,165 11,469 (+) Core deposit intangibles amortization 6,879 7,051 (-) Purchase accounting adjustments 10,104 8,160 (-) Net gain on sale of assets (securities and loans) 198 4,025 Adjusted pre-tax, pre-provision net income $ 53,469 $ 52,962 Adjusted pre-tax, pre-provision return on average assets(2) 1.99% 1.92% Total noninterest expense $ 72,598 $ 79,624 (+) Acquisition and merger-related expenses 6,165 11,469 (+) Core deposit intangibles amortization 6,879 7,051 Net interest income 115,827 115,614 (-) Purchase accounting adjustments 10,104 8,160 Total noninterest income 7,498 10,637 (-) Net gain on sale of assets (securities and loans) 198 4,025 Adjusted efficiency ratio 52.69% 53.57% Q1 2023 Q4 2022 (Dollars in thousands) Total shareholders' equity $ 1,446,216 $ 1,383,176 (-) Goodw ill and core deposit intangibles, net 633,925 640,785 Tangible shareholders' equity $ 812,291 $ 742,391 Total assets $ 10,604,718 $ 10,900,437 (-) Goodw ill and core deposit intangibles, net 633,925 640,785 Tangible assets $ 9,970,793 $ 10,259,652 Tangible equity to tangible assets 8.15% 7.24% Net interest income (tax equivalent) $ 116,119 $ 116,574 (-) Purchase accounting adjustments 10,104 8,160 Adjusted net interest income (tax equivalent) $ 106,015 $ 108,414 Average earning assets $ 9,815,803 $ 9,815,701 Net interest margin (tax equivalent)(2) 4.80% 4.71% Net interest margin (tax equivalent) excluding PAA(2) 4.38% 4.38% Interest on loans, as reported $ 125,729 $ 116,145 (-) Purchase accounting adjustments - loan discount accretion 10,093 8,148 Interest on loans w ithout loan discount accretion $ 115,636 $ 107,997 Average loans $ 7,847,011 $ 7,666,502 Loan yield, as reported 6.50% 6.01% Loan yield, w ithout discount accretion 5.98% 5.59% Q1 2023 Q4 2022 (Dollars in thousands)

NASDAQ: STEL 19